UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Cap Growth Fund

Semiannual report
12 | 31 | 16

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Multi-Cap Growth
Fund

Semiannual report
12 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Stock values may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. You can lose money by investing in the fund.

Message from the Trustees

February 8, 2017

Dear Fellow Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

Seeking to harness the growth potential of U.S. companies

To find opportunities among thousands of stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 18 years of industry experience, Rob seeks stocks of U.S. companies of all sizes that offer durable, long-term growth potential.

Robert M. Brookby
Portfolio Manager
Industry since 1999
At Putnam since 2008

“We probe, discuss, debate, and analyze global trends. We then scour the universe of large-cap stocks to find businesses that may profit from the themes we have identified.”

Investment opportunities emerge from a wide array of themes

Rob works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies that he believes have fundamental strength, a competitive edge, and the potential to produce strong profits.

Putnam Multi-Cap Growth Fund
Innovating for a greener environment
Improving agricultural productivity
Delivering next-generation bandwidth
Enhancing cyber security
Enabling e-commerce growth
Developing home automation
Anticipating the demands of an aging population
Managing health-care costs

Thematic research guides investment decisions

Problem/trend	Solution/theme	Investment opportunity
Feeding a planet of 7 billion people	Improving agricultural productivity	Companies that can improve soil or crop yields
Skyrocketing mobile internet usage	Delivering next-generation bandwidth	Hardware, internet, IT security, and software firms

2 Multi-Cap Growth Fund
Multi-Cap Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/16. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

4 Multi-Cap Growth Fund

Robert M. Brookby
Portfolio Manager

Rob has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. He joined Putnam in 2008 and has been in the investment industry since 1999.

Rob, how was the environment for stock market investing during the six-month reporting period ended December 31, 2016?

U.S. stocks ended the period with solid gains despite some challenges and volatility for financial markets. The period began in July 2016, on the heels of a brief, but sharp, market decline. Market volatility had spiked in late June in response to Brexit — the decision by United Kingdom voters to leave the European Union. U.S. stock prices plummeted by more than 5% in the two days after the vote, followed by a dramatic three-day recovery.

July brought a calm advance for the stock market that continued throughout the summer before weakening in the weeks leading up to the U.S. presidential election. In the election’s aftermath, however, stock performance surged in anticipation of a new administration and the potential for corporate tax cuts, increased infrastructure spending, and a looser regulatory environment for many businesses. While most market observers expected post-election turmoil, many major U.S. stock market indexes hit record highs throughout the fourth quarter and ended the year on a positive note.

Multi-Cap Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 12/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Multi-Cap Growth Fund

How did the fund perform for the reporting period?

I am pleased to report that the fund gained 8.29%, outperforming its benchmark, the Russell 3000 Growth Index, which returned 6.18%, and funds in its Lipper peer group, which returned an average of 4.99%.

What are some holdings that helped fund performance?

The top contributor to relative performance was the fund’s investment in Bank of America. Despite volatility in the first half of the year, the stock soared in late 2016 in response to the Federal Reserve’s December interest-rate hike and post-election expectations for loosening regulations in the banking industry. The interest-rate hike was also helpful for financial services firm Charles Schwab, the second-best performer in the fund’s portfolio for the period. A rising-rate environment tends to be positive for Schwab’s business model.

Another portfolio highlight was Union Pacific, a U.S. railroad company that transports freight across 23 states. Rebounds in energy and commodity prices were beneficial for the company, which had been struggling with declines in demand and shipment volumes. In addition, the stock performed well as investors considered the potential for corporate tax reform under the Trump administration. A lower tax rate would be particularly helpful for U.S.-based companies like Union Pacific.

The stock of Alphabet, formerly known as Google, was also among the top contributors to fund performance for the period. Investors have responded positively to the company’s reorganization, which was announced in August 2015. In addition, investors were pleased during the period when the company — which had amassed significant levels of cash —announced a $7 billion stock buyback and delivered better-than-expected third-quarter earnings and revenue.

What are some holdings or strategies that detracted from performance for the period?

The top detractor for the period was the stock of Jazz Pharmaceuticals, which was hurt mainly by pre-election rhetoric that focused on drug pricing. As the U.S. presidential election approached, renewed media attention on escalating costs of prescription drugs created headwinds for the entire pharmaceutical industry. Although Jazz stock recovered in the aftermath of the election, drug-pricing pressure is likely to continue under the new administration.

The fund’s investment in Allergan, a specialty pharmaceutical company, had a negative impact on performance for the period. This company was also pressured by the issue of prescription drug affordability, but the stock’s weakness was due in large part to investor disappointment after Allergan’s planned merger with Pfizer was terminated in April 2016. By the close of the period, we had trimmed the fund’s position in Allergan as we became more concerned about its business model in the current environment.

Performance was also dampened by our decision to maintain underweight positions versus the benchmark in Apple and Microsoft, both of which performed well for the period.

As the fund begins a new fiscal year, what is your outlook for the markets and the economy?

The most notable event for U.S. financial markets was the surprise outcome of the U.S. presidential election. Stock performance and investor sentiment soared in the closing weeks of 2016 as investors anticipated a more business-friendly administration. Some of

Multi-Cap Growth Fund 7

this euphoria may be justified, and stocks and earnings could continue to strengthen in the months ahead. However, many investors seem to be overlooking uncertainties that could interrupt, or even derail, the market’s momentum, particularly the ability of the new administration to quickly achieve policy changes.

Looking beyond the geopolitical and macroeconomic risks, I believe many companies are innovating in ways that will enable them to grow and capture additional market share. The key to my investment strategy is to use disciplined fundamental research and analysis to find companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

Thanks for your time and for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in chart reflect a new classification methodology put into effect on 9/1/16.

8 Multi-Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (8/31/90)
Before sales charge	11.02%	87.50%	6.49%	93.27%	14.09%	21.52%	6.71%	7.65%	8.29%

After sales charge	10.78	76.72	5.86	82.15	12.74	14.53	4.63	1.46	2.06

Class B (3/1/93)
Before CDSC	10.77	76.58	5.85	86.13	13.23	18.83	5.92	6.85	7.90

After CDSC	10.77	76.58	5.85	84.13	12.99	16.13	5.11	1.85	2.90

Class C (7/26/99)
Before CDSC	10.20	74.00	5.69	86.11	13.23	18.82	5.92	6.83	7.88

After CDSC	10.20	74.00	5.69	86.11	13.23	18.82	5.92	5.83	6.88

Class M (12/1/94)
Before sales charge	10.46	78.33	5.96	88.46	13.51	19.72	6.18	7.10	8.02

After sales charge	10.31	72.09	5.58	81.86	12.71	15.53	4.93	3.35	4.24

Class R (1/21/03)
Net asset value	10.75	82.85	6.22	90.85	13.80	20.63	6.45	7.38	8.17

Class Y (7/19/94)
Net asset value	11.26	92.26	6.76	95.69	14.37	22.44	6.98	7.91	8.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Multi-Cap Growth Fund 9

Comparative index returns For periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 3000
Growth Index	9.24%	121.63%	8.28%	96.25%	14.44%	26.91%	8.27%	7.39%	6.18%

Lipper Multi-Cap
Growth Funds	9.80	95.26	6.80	80.91	12.49	15.07	4.71	2.81	4.99
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/16 , there were 596, 591, 513, 443, 305, and 44 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/16

Share value	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
	charge	charge	value	value	charge	charge	value	value

6/30/16	$67.21	$71.31	$53.91	$58.28	$59.09	$61.23	$65.36	$71.44

12/31/16	72.78	77.22	58.17	62.87	63.83	66.15	70.70	77.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating
expenses for the fiscal year
ended 6/30/16*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Annualized expense ratio for
the six-month period ended
12/31/16†	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 12/31/16.

10 Multi-Cap Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/16 to 12/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.36	$9.28	$9.27	$7.97	$6.66	$4.05

Ending value (after expenses)	$1,082.90	$1,079.00	$1,078.80	$1,080.20	$1,081.70	$1,084.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/16, use the following calculation method. To find the value of your investment on 7/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.19	$9.00	$9.00	$7.73	$6.46	$3.92

Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,017.54	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Multi-Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2016, Putnam employees had approximately $454,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Growth Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Multi-Cap Growth Fund

The fund’s portfolio 12/31/16 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (3.3%)

Northrop Grumman Corp.	288,749	$67,157,242

Raytheon Co.	103,400	14,682,800

United Technologies Corp.	341,700	37,457,154

		119,297,196

Banks (3.2%)

Bank of America Corp.	3,937,800	87,025,380

PacWest Bancorp	549,600	29,920,224

		116,945,604

Beverages (2.9%)

Anheuser-Busch InBev SA/NV ADR (Belgium)	291,600	30,746,304

Constellation Brands, Inc. Class A	115,800	17,753,298

Monster Beverage Corp. †	400,389	17,753,248

PepsiCo, Inc.	372,600	38,985,138

		105,237,988

Biotechnology (5.2%)

Amgen, Inc.	186,600	27,282,786

Biogen, Inc. †	153,500	43,529,530

BioMarin Pharmaceutical, Inc. †	173,300	14,356,172

Celgene Corp. †	731,868	84,713,721

Gilead Sciences, Inc.	195,233	13,980,635

Vertex Pharmaceuticals, Inc. †	76,500	5,635,755

		189,498,599

Building products (2.6%)

Johnson Controls International PLC	2,323,600	95,709,084

		95,709,084

Capital markets (2.8%)

Charles Schwab Corp. (The)	1,376,100	54,314,667

KKR & Co. LP	649,600	9,997,344

Morgan Stanley	860,500	36,356,125

		100,668,136

Chemicals (2.9%)

Albemarle Corp.	357,500	30,773,600

Sherwin-Williams Co. (The)	100,000	26,874,000

Symrise AG (Germany)	494,661	30,087,383

W.R. Grace & Co.	274,400	18,560,416

		106,295,399

Commercial services and supplies (1.4%)

KAR Auction Services, Inc.	314,074	13,385,834

Stericycle, Inc. † S	169,600	13,065,984

Waste Connections, Inc. (Canada)	308,500	24,245,015

		50,696,833

Consumer finance (1.2%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private) †∆∆F	642,526	1,648,079

Synchrony Financial	1,131,800	41,050,386

		42,698,465

Containers and packaging (1.2%)

RPC Group PLC (United Kingdom)	1,606,067	21,011,612

Sealed Air Corp.	537,100	24,352,114

		45,363,726

Multi-Cap Growth Fund 15

COMMON STOCKS (97.9%)* cont.	Shares	Value

Distributors (0.7%)

LKQ Corp. †	890,100	$27,281,565

		27,281,565

Diversified telecommunication services (0.3%)

Zayo Group Holdings, Inc. †	370,500	12,174,630

		12,174,630

Electric utilities (0.3%)

Select Energy Services Class A † F	577,015	12,117,315

		12,117,315

Energy equipment and services (1.0%)

Halliburton Co.	686,600	37,138,194

		37,138,194

Equity real estate investment trusts (REITs) (0.5%)

Gaming and Leisure Properties, Inc. R	565,200	17,306,424

		17,306,424

Food and staples retail (2.5%)

Costco Wholesale Corp.	107,300	17,179,803

Walgreens Boots Alliance, Inc.	902,791	74,714,983

		91,894,786

Food products (0.2%)

Mead Johnson Nutrition Co.	91,400	6,467,464

		6,467,464

Health-care equipment and supplies (5.7%)

Becton Dickinson and Co.	265,400	43,936,970

Boston Scientific Corp. †	876,300	18,954,369

C.R. Bard, Inc.	235,900	52,997,294

Danaher Corp.	663,300	51,631,272

GenMark Diagnostics, Inc. † S	920,982	11,272,820

Innocoll Holdings PLC (Ireland) †	1,116,211	770,186

Intuitive Surgical, Inc. †	43,900	27,840,063

		207,402,974

Health-care providers and services (1.2%)

Humana, Inc.	130,400	26,605,512

Premier, Inc. Class A † S	610,987	18,549,565

		45,155,077

Health-care technology (—%)

HTG Molecular Diagnostics, Inc. † Ω	370,078	828,975

		828,975

Hotels, restaurants, and leisure (1.7%)

Dave & Buster’s Entertainment, Inc. †	311,000	17,509,300

Hilton Worldwide Holdings, Inc.	1,214,003	33,020,882

Lindblad Expeditions Holdings, Inc. † S	1,394,800	13,180,860

		63,711,042

Household products (0.4%)

Colgate-Palmolive Co.	220,000	14,396,800

		14,396,800

Insurance (0.5%)

Prudential PLC (United Kingdom)	860,190	17,157,477

		17,157,477

16 Multi-Cap Growth Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Internet and direct marketing retail (5.1%)

Amazon.com, Inc. †	161,477	$121,086,758

Ctrip.com International, Ltd. ADR (China) † S	241,500	9,660,000

Delivery Hero Holding GmbH (acquired 6/12/15, cost $6,354,151)
(Private) (Germany) † ∆∆ F	825	5,349,058

Expedia, Inc.	168,500	19,087,680

FabFurnish GmbH (acquired 8/2/13, cost $69) (Private) (Brazil) † ∆∆ F	104	82

Global Fashion Group SA (acquired 8/2/13, cost $3,488,697)
(Private) (Brazil) † ∆∆ F	82,353	632,433

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69)
(Private) (Brazil) † ∆∆ F	52	41

New Middle East Other Assets GmbH (acquired 8/2/13, cost $29)
(Private) (Brazil) † ∆∆ F	22	17

Priceline Group, Inc. (The) †	21,390	31,359,023

		187,175,092

Internet software and services (10.2%)

Alibaba Group Holding, Ltd. ADR (China) † S	333,350	29,271,464

Alphabet, Inc. Class C †	253,060	195,316,769

Criteo SA ADR (France) † S	415,300	17,060,524

Facebook, Inc. Class A †	740,313	85,173,011

Instructure, Inc. † S	221,800	4,336,190

Shopify, Inc. Class A (Canada) †	572,900	24,560,223

Wix.com, Ltd. (Israel) †	282,700	12,594,285

		368,312,466

IT Services (4.6%)

Cognizant Technology Solutions Corp. Class A †	209,400	11,732,682

Fidelity National Information Services, Inc.	506,700	38,326,788

Visa, Inc. Class A	1,517,900	118,426,558

		168,486,028

Life sciences tools and services (1.8%)

Agilent Technologies, Inc.	1,445,900	65,875,204

		65,875,204

Machinery (2.1%)

Dover Corp.	147,000	11,014,710

Fortive Corp.	327,000	17,537,010

Middleby Corp. (The) † S	265,800	34,237,698

Wabtec Corp. S	155,200	12,884,704

		75,674,122

Media (4.3%)

Charter Communications, Inc. Class A †	163,400	47,046,128

Comcast Corp. Class A	260,000	17,953,000

DISH Network Corp. Class A †	199,500	11,557,035

Live Nation Entertainment, Inc. †	1,470,927	39,126,658

Walt Disney Co. (The)	409,300	42,657,246

		158,340,067

Metals and mining (0.3%)

Nucor Corp.	191,000	11,368,320

		11,368,320

Multi-Cap Growth Fund 17

COMMON STOCKS (97.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels (2.4%)

Anadarko Petroleum Corp.	498,700	$34,774,351

EOG Resources, Inc.	341,400	34,515,540

Pioneer Natural Resources Co.	95,800	17,250,706

		86,540,597

Personal products (0.5%)

Edgewell Personal Care Co. †	232,300	16,955,577

		16,955,577

Pharmaceuticals (2.1%)

Allergan PLC † S	196,500	41,266,965

Bristol-Myers Squibb Co.	259,700	15,176,868

Cardiome Pharma Corp. (Canada) †	934,800	2,580,048

Jazz Pharmaceuticals PLC †	155,067	16,906,955

		75,930,836

Professional services (0.5%)

Equifax, Inc.	148,800	17,592,624

		17,592,624

Real estate management and development (0.3%)

RE/MAX Holdings, Inc. Class A	204,355	11,443,880

		11,443,880

Road and rail (2.7%)

Union Pacific Corp.	958,600	99,387,648

		99,387,648

Semiconductors and semiconductor equipment (4.0%)

Applied Materials, Inc.	661,300	21,340,151

Broadcom, Ltd.	276,000	48,788,520

Micron Technology, Inc. †	1,420,800	31,143,936

NVIDIA Corp.	142,900	15,253,146

SCREEN Holdings Co., Ltd. (Japan)	134,000	8,288,751

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan) S	607,400	17,462,750

Xilinx, Inc.	85,803	5,179,927

		147,457,181

Software (7.2%)

Adobe Systems, Inc. †	321,900	33,139,605

Electronic Arts, Inc. †	223,900	17,634,364

Microsoft Corp.	1,998,100	124,161,934

Mobileye NV (Israel) † S	209,195	7,974,513

Proofpoint, Inc. † S	246,900	17,443,485

salesforce.com, Inc. †	396,600	27,151,236

ServiceNow, Inc. †	237,200	17,633,448

SS&C Technologies Holdings, Inc.	607,540	17,375,644

		262,514,229

Specialty retail (3.5%)

Home Depot, Inc. (The)	536,400	71,920,512

TJX Cos., Inc. (The)	487,944	36,659,233

Ulta Salon, Cosmetics & Fragrance, Inc. †	70,700	18,024,258

		126,604,003

Technology hardware, storage, and peripherals (2.7%)

Apple, Inc.	853,932	98,902,404

		98,902,404

18 Multi-Cap Growth Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.4%)

NIKE, Inc. Class B	320,500	$16,291,015

		16,291,015

Trading companies and distributors (0.2%)

United Rentals, Inc. †	82,100	8,668,118

		8,668,118

Wireless telecommunication services (1.3%)

T-Mobile US, Inc. †	823,500	47,359,485

		47,359,485

Total common stocks (cost $2,879,412,457)		$3,576,322,649

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Vanguard Consumer Discretionary ETF	440,200	$56,640,534

Total investment companies (cost $58,041,660)		$56,640,534

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $4,999) (Private) † ∆∆ F	1,754	$4,499

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $95,634) (Private) † ∆∆ F	30,360	86,071

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $224,601) (Private) † ∆∆ F	44,126	202,141

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $325,791) (Private) † ∆∆ F	64,006	293,211

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $182,702) (Private) † ∆∆ F	33,279	164,432

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15,
cost $551,501) (Private) †∆∆ F	71,810	496,351

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,546,855) (Private) † ∆∆ F	542,756	1,392,169

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,955,989) (Private) † ∆∆ F	686,312	1,760,390

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15,
cost $5,967,941) (Private) † ∆∆ F	2,096,000	5,371,147

Ovid Therapeutics, Inc. 144A Ser. B, 8.00% cv. pfd. (acquired 8/10/15,
cost $4,137,150) (Private) † ∆∆ F	664,069	3,351,091

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—

Total convertible preferred stocks (cost $25,444,401)		$13,121,502

	Principal
MORTGAGE-BACKED SECURITIES (—%)*	amount	Value

Agency collateralized mortgage obligations (—%)

Government National Mortgage Association, Ser. 12-7,
Class MA 3.500%, 2/20/38 [i]	$630,931	$651,234

Total Mortgage-backed securities (cost $651,234)		$651,234

Multi-Cap Growth Fund 19

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	1,682,858	$255,794

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $—) ∆∆ F	1/3/19	3.64	721,455	—

Total warrants (cost $1,699,687)				$255,794

	Principal amount/
SHORT-TERM INVESTMENTS (5.1%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	Shares	151,122,675	$151,122,675

Putnam Short Term Investment Fund 0.69% L	Shares	31,533,854	31,533,854

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.42% P	Shares	2,288,000	2,288,000

U.S. Treasury Bills 0.446%, 2/16/17		$340,000	339,817

Total short-term investments (cost $185,284,338)			$185,284,346

TOTAL INVESTMENTS

Total investments (cost $3,150,533,777)	$3,832,276,059

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,654,025,632.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $20,751,212, or 0.6% of net assets.

Ω Affiliated company (Note 5).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

20 Multi-Cap Growth Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $112,296,947) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	3/16/17	$34,350,996	$35,310,947	$959,951

JPMorgan Chase Bank N.A.

	Euro	Sell	3/16/17	64,528,192	65,531,435	1,003,243

UBS AG

	Euro	Sell	3/16/17	11,306,024	11,454,565	148,541

Total						$2,111,735

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$573,421,153	$—	$5,981,631

Consumer staples	234,952,615	—	—

Energy	123,678,791	—	—

Financials	258,664,126	17,157,477	1,648,079

Health care	584,691,665	—	—

Industrials	467,025,625	—	—

Information technology	1,037,383,557	8,288,751	—

Materials	111,928,450	51,098,995	—

Real estate	28,750,304	—	—

Telecommunication services	59,534,115	—	—

Utilities	—	12,117,315	—

Total common stocks	3,480,030,401	88,662,538	7,629,710

Convertible preferred stocks	—	—	13,121,502

Investment companies	56,640,534	—	—

Mortgage-backed securities	—	651,234	—

Warrants	255,794	—	—

Short-term investments	33,821,854	151,462,492	—

Totals by level	$3,570,748,583	$240,776,264	$20,751,212

Multi-Cap Growth Fund 21

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,111,735	$—

Totals by level	$—	$2,111,735	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Multi-Cap Growth Fund

Statement of assets and liabilities 12/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $148,077,031 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,963,198,400)	$3,648,790,555
Affiliated issuers (identified cost $187,335,377) (Notes 1 and 5)	183,485,504

Foreign currency (cost $12) (Note 1)	12

Dividends, interest and other receivables	3,733,575

Receivable for shares of the fund sold	1,189,072

Receivable for investments sold	1,340,554

Unrealized appreciation on forward currency contracts (Note 1)	2,111,735

Prepaid assets	54,479

Total assets	3,840,705,486

LIABILITIES

Payable for investments purchased	20,717,408

Payable for shares of the fund repurchased	3,205,195

Payable for compensation of Manager (Note 2)	1,594,665

Payable for custodian fees (Note 2)	36,328

Payable for investor servicing fees (Note 2)	1,877,834

Payable for Trustee compensation and expenses (Note 2)	2,387,038

Payable for administrative services (Note 2)	37,792

Payable for distribution fees (Note 2)	2,236,192

Collateral on securities loaned, at value (Note 1)	151,122,675

Collateral on certain derivative contracts, at value (Note 1)	2,939,234

Other accrued expenses	525,493

Total liabilities	186,679,854

Net assets	$3,654,025,632

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,018,640,020

Undistributed net investment income (Note 1)	11,752,029

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(60,218,472)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	683,852,055

Total — Representing net assets applicable to capital shares outstanding	$3,654,025,632

(Continued on next page)

Multi-Cap Growth Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,322,296,282 divided by 45,649,494 shares)	$72.78

Offering price per class A share (100/94.25 of $72.78)*	$77.22

Net asset value and offering price per class B share ($59,687,822 divided by 1,026,173 shares)**	$58.17

Net asset value and offering price per class C share ($61,212,733 divided by 973,619 shares)**	$62.87

Net asset value and redemption price per class M share ($46,809,796 divided by 733,343 shares)	$63.83

Offering price per class M share (100/96.50 of $63.83)*	$66.15

Net asset value, offering price and redemption price per class R share
($6,642,190 divided by 93,955 shares)	$70.70

Net asset value, offering price and redemption price per class Y share
($157,376,809 divided by 2,031,636 shares)	$77.46

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Multi-Cap Growth Fund

Statement of operations Six months ended 12/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $103,916)	$30,078,003

Interest (including interest income of $145,927 from investments in affiliated issuers) (Note 5)	147,992

Securities lending (net of expenses) (Notes 1 and 5)	348,952

Total investment income	30,574,947

EXPENSES

Compensation of Manager (Note 2)	9,608,769

Investor servicing fees (Note 2)	3,806,406

Custodian fees (Note 2)	28,781

Trustee compensation and expenses (Note 2)	91,519

Distribution fees (Note 2)	5,024,033

Administrative services (Note 2)	65,799

Other	620,756

Total expenses	19,246,063

Expense reduction (Note 2)	(53,474)

Net expenses	19,192,589

Net investment income	11,382,358

Net realized gain on investments (Notes 1 and 3)	215,871,961

Net realized gain on swap contracts (Note 1)	60,029

Net realized gain on futures contracts (Note 1)	1,726,007

Net realized gain on foreign currency transactions (Note 1)	4,418,483

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,785,077

Net unrealized appreciation of investments, swap contracts and futures contracts
during the period	54,472,372

Net gain on investments	278,333,929

Net increase in net assets resulting from operations	$289,716,287

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/16*	Year ended 6/30/16

Operations

Net investment income	$11,382,358	$1,782,596

Net realized gain (loss) on investments
and foreign currency transactions	222,076,480	(128,897,270)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	56,257,449	(18,646,582)

Net increase (decrease) in net assets resulting
from operations	289,716,287	(145,761,256)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(17,296,398)

Class M	—	(36,804)

Class R	—	(20,857)

Class Y	—	(1,100,351)

Net realized short-term gain on investments

Class A	—	(62,661,803)

Class B	—	(1,636,870)

Class C	—	(1,345,015)

Class M	—	(1,116,124)

Class R	—	(149,211)

Class Y	—	(2,619,868)

From return of capital
Class A	—	(2,284,474)

Class B	—	(59,676)

Class C	—	(49,036)

Class M	—	(40,691)

Class R	—	(5,440)

Class Y	—	(95,513)

From net realized long-term gain on investments
Class A	—	(301,726,337)

Class B	—	(7,881,784)

Class C	—	(6,476,457)

Class M	—	(5,374,312)

Class R	—	(718,472)

Class Y	—	(12,615,071)

Increase (decrease) from capital share transactions (Note 4)	(175,767,342)	109,391,332

Total increase (decrease) in net assets	113,948,945	(461,680,488)

NET ASSETS

Beginning of period	3,540,076,687	4,001,757,175

End of period (including undistributed net investment
income of $11,752,029 and $369,671, respectively)	$3,654,025,632	$3,540,076,687

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Growth Fund

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Multi-Cap Growth Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	return of capital	distributions	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

December 31, 2016**	$67.21	.23 [i]	5.34	5.57	—	—	—	—	—	$72.78	8.29 *	$3,322,296	. 51*	.32*i	44*

June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	—	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58

June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	—	78.35	8.53	3,627,975	1.04	.06	69

June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	—	(.17)	—	81.46	31.03	3,622,814	1.04	.37	88

June 30, 2013	52.15	.19	10.20	10.39	(.23)	—	—	(.23)	—	62.31	19.98	3,004,507	1.08	.32	78

June 30, 2012	53.66	.10	(1.71)	(1.61)	—	—	—	—	.10[e,f,g,h]	52.15	(2.81)	2,822,270	1.15	.20	57

Class B

December 31, 2016**	$53.91	(.03) [i]	4.29	4.26	—	—	—	—	—	$58.17	7.90*	$59,688	. 89 *	(.06)*i	44*

June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	—	53.91	(4.30)	63,183	1.78[d]	(.68) [d]	58

June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	—	64.63	7.73	82,571	1.79	(.69)	69

June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88

June 30, 2013	44.60	(.21)	8.72	8.51	—	—	—	—	—	53.11	19.08	93,740	1.83	(.43)	78

June 30, 2012	46.24	(.24)	(1.49)	(1.73)	—	—	—	—	.09[e,f,g,h]	44.60	(3.55)	103,691	1.90	(. 56)	57

Class C

December 31, 2016**	$58.28	(.03) [i]	4.62	4.59	—	—	—	—	—	$62.87	7.88*	$61,213	. 89 *	(.06)*i	44*

June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	—	58.28	(4.29)	60,469	1.78[d]	(.68) [d]	58

June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	—	69.19	7.74	66,682	1.79	(.69)	69

June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88

June 30, 2013	47.33	(.22)	9.26	9.04	—	—	—	—	—	56.37	19.10	50,514	1.83	(.43)	78

June 30, 2012	49.07	(.26)	(1.57)	(1.83)	—	—	—	—	.09[e,f,g,h]	47.33	(3.55)	47,333	1.90	(. 55)	57

Class M

December 31, 2016**	$59.09	.04[i]	4.70	4.74	—	—	—	—	—	$63.83	8.02*	$46,810	.77*	.07*i	44*

June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	—	59.09	(4.05)	45,684	1.53[d]	(.43) [d]	58

June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	—	69.92	8.00	57,797	1.54	(.44)	69

June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88

June 30, 2013	47.42	(.09)	9.29	9.20	—	—	—	—	—	56.62	19.40	47,819	1.58	(.18)	78

June 30, 2012	49.05	(.14)	(1.58)	(1.72)	—	—	—	—	.09[e,f,g,h]	47.42	(3.32)	46,932	1.65	(.30)	57

Class R

December 31, 2016**	$65.36	.14[i]	5.20	5.34	—	—	—	—	—	$70.70	8.17*	$6,642	.64*	.20 *i	44*

June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	—	65.36	(3.82)	6,378	1.28[d]	(.17) [d]	58

June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	—	76.43	8.28	8,888	1.29	(.19)	69

June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	—	(.02)	—	79.65	30.69	9,313	1.29	.13	88

June 30, 2013	51.03	.05	9.97	10.02	(.09)	—	—	(.09)	—	60.96	19.67	7,381	1.33	.08	78

June 30, 2012	52.64	(.02)	(1.69)	(1.71)	—	—	—	—	.10[e,f,g,h]	51.03	(3.06)	7,457	1.40	(.05)	57

Class Y

December 31, 2016**	$71.44	.34 [i]	5.68	6.02	—	—	—	—	—	$77.46	8.43*	$157,377	.39*	.45*i	44*

June 30, 2016	82.75	.24	(2.80)	(2.56)	(. 59)	(8.11)	(.05)	(8.75)	—	71.44	(3.32)	142,456	.78[d]	.32[d]	58

June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	—	82.75	8.80	157,844.79		.30	69

June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	—	(.33)	—	85.51	31.37	173,998.79		.62	88

June 30, 2013	54.70	.35	10.69	11.04	(.37)	—	—	(.37)	—	65.37	20.27	134,628.83		. 57	78

June 30, 2012	56.14	.24	(1.79)	(1.55)	—	—	—	—	.11[e,f,g,h]	54.70	(2.56)	115,279.90		.45	57

See notes to financial highlights at the end of this section.

28 Multi-Cap Growth Fund	Multi-Cap Growth Fund 29

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on February 24, 2012.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to the following amounts per share outstanding on July 21, 2011:

Per share

Class A	$0.09

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.09

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. which amounted to less than $0.01 per share outstanding on August 22, 2011.

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.21	0.30%

Class B	0.17	0.29

Class C	0.18	0.30

Class M	0.19	0.30

Class R	0.21	0.30

Class Y	0.23	0.30

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Growth Fund

Notes to financial statements 12/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through December 31, 2016.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Multi-Cap Growth Fund 31

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

32 Multi-Cap Growth Fund

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation

Multi-Cap Growth Fund 33

of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $250,060 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $151,122,675 and the value of securities loaned amounted to $148,077,031.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

34 Multi-Cap Growth Fund

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2016 , the fund had a capital loss carryover of $277,008,275 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$124,522,515	$10,169,716	$134,692,231	*

89,240,068	N/A	89,240,068	June 30, 2017

53,075,976	N/A	53,075,976	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $9,818 to its fiscal year ending June 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and June 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and June 30, 2016).

The aggregate identified cost on a tax basis is $3,155,821,012, resulting in gross unrealized appreciation and depreciation of $773,273,353 and $96,818,306, respectively, or net unrealized appreciation of $676,455,047.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Multi-Cap Growth Fund 35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets before a decrease of $688,548 (0.019% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

36 Multi-Cap Growth Fund

Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,463,603	Class R	6,882

Class B	65,119	Class Y	157,145

Class C	64,757	Total	$3,806,406

Class M	48,900

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,601 under the expense offset arrangements and by $49,873 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,846, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Multi-Cap Growth Fund 37

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$4,199,529

Class B	1.00%	1.00%	315,991

Class C	1.00%	1.00%	313,984

Class M	1.00%	0.75%	177,846

Class R	1.00%	0.50%	16,683

Total			$5,024,033

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $73,038 and $1,031 from the sale of class A and class M shares, respectively, and received $19,826 and $522 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $92 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,575,723,532	$1,679,319,141

U.S. government securities (Long-term)	—	—

Total	$1,575,723,532	$1,679,319,141

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	411,824	$29,448,997	1,151,360	$80,826,475

Shares issued in connection with
reinvestment of distributions	—	—	5,245,517	360,839,096

	411,824	29,448,997	6,396,877	441,665,571

Shares repurchased	(2,703,446)	(193,120,557)	(4,759,183)	(332,874,685)

Net increase (decrease)	(2,291,622)	$(163,671,560)	1,637,694	$108,790,886

38 Multi-Cap Growth Fund

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	48,949	$2,798,245	99,901	$5,684,014

Shares issued in connection with
reinvestment of distributions	—	—	168,169	9,319,923

	48,949	2,798,245	268,070	15,003,937

Shares repurchased	(194,688)	(11,131,463)	(373,798)	(21,130,028)

Net decrease	(145,739)	$(8,333,218)	(105,728)	$(6,126,091)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	40,678	$2,526,735	108,633	$6,751,700

Shares issued in connection with
reinvestment of distributions	—	—	121,714	7,290,693

	40,678	2,526,735	230,347	14,042,393

Shares repurchased	(104,691)	(6,494,188)	(156,531)	(9,377,336)

Net increase (decrease)	(64,013)	$(3,967,453)	73,816	$4,665,057

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,439	$342,164	19,555	$1,227,338

Shares issued in connection with
reinvestment of distributions	—	—	105,986	6,428,040

	5,439	342,164	125,541	7,655,378

Shares repurchased	(45,212)	(2,829,560)	(179,025)	(10,834,446)

Net decrease	(39,773)	$(2,487,396)	(53,484)	$(3,179,068)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	5,905	$409,128	38,675	$2,846,110

Shares issued in connection with
reinvestment of distributions	—	—	13,334	893,403

	5,905	409,128	52,009	3,739,513

Shares repurchased	(9,531)	(657,880)	(70,721)	(4,926,632)

Net decrease	(3,626)	$(248,752)	(18,712)	$(1,187,119)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	212,734	$16,219,705	204,760	$15,210,591

Shares issued in connection with
reinvestment of distributions	—	—	215,167	15,711,526

	212,734	16,219,705	419,927	30,922,117

Shares repurchased	(175,128)	(13,278,668)	(333,318)	(24,494,450)

Net increase	37,606	$2,941,037	86,609	$6,427,667

Multi-Cap Growth Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$142,201,300	$713,738,099	$704,816,724	$548,311	$151,122,675

Putnam Short Term
Investment Fund**	42,433,371	505,784,227	516,683,744	145,927	31,533,854

HTG Molecular
Diagnostics, Inc.	962,203	—	—	—	828,975

Totals	$185,596,874	$1,219,522,326	$1,221,500,468	$694,238	$183,485,504

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	1

Forward currency contracts (contract amount)	$83,800,000

OTC total return swap contracts (notional)	$5,200,000

Warrants (number of warrants)	2,500,000

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,111,735	Payables	$—

Equity contracts	Investments	255,794	Payables	—

Total		$2,367,529		$—

40 Multi-Cap Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$4,609,766	$—	$4,609,766

Equity contracts	145,204	1,726,007	—	60,029	1,931,240

Total	$145,204	$1,726,007	$4,609,766	$60,029	$6,541,006

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$1,782,584	$—	$1,782,584

Equity contracts	(156,425)	558	—	708,639	552,772

Total	$(156,425)	$558	$1,782,584	$708,639	$2,335,356

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorgan Chase Bank N.A.	UBS AG	Total
Assets:

Forward currency contracts #	$959,951	$1,003,243	$148,541	$2,111,735

Total Assets	$959,951	$1,003,243	$148,541	$2,111,735

Liabilities:

Forward currency contracts #	—	—	—	—

Total Liabilities	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$959,951	$1,003,243	$148,541	$2,111,735

Total collateral received (pledged)†##	$959,951	$1,003,243	$148,541

Net amount	$—	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Multi-Cap Growth Fund 41

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 Multi-Cap Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Multi-Cap Growth Fund 43

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Multi-Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA013 304259 2/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017